Impact of the COVID-19	12 Months Ended
Dec. 31, 2020
Impact of the COVID-19
Impact of the COVID-19

21. Impact of the COVID-19

In early 2020, in response to intensifying efforts to contain the spread of COVID-19, the PRC government has implemented a series of strict measures, including travel restrictions, quarantines, and a temporary shutdown of businesses which reduced the capacity and efficiency of the Group’s operations and negatively affected the Group’s results of operations and financial conditions in the first quarter of 2020.

The Group have gradually resumed normal operations in the second half of 2020. Many of the quarantine measures within China have been relaxed as of the date of this financial statements. However, if the situation materially deteriorates in the PRC, the Group’s business, results of operations and financial condition could be materially and adversely affected. The Group will regularly assess and adopt measures to offset any challenges created by the ongoing pandemic.